                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               ------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                                December 22, 2000
                Date of Report (Date of Earliest Event Reported)


                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
  (as Depositor under the Pooling and Servicing Agreement, dated March 1, 2000, providing for the Issuance of the Sequoia Mortgage Trust 4, Mortgage Loan Asset
                              Backed Certificates)


                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                     --------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)



          Delaware                    333-81429              13-5674085
          --------                    ---------              ----------
(State or Other Jurisdiction       (Commission File       (I.R.S. Employer
     of Incorporation)                 Number)           Identification No.)

        250 Vesey Street, World Financial Center, North Tower, 10th Floor
        -----------------------------------------------------------------
                             New York, NY 10281-1310
                             -----------------------
                    (Address of Principal Executive Offices)



                                 (212) 449-0336
                                 --------------
                         (Registrant's Telephone Number,
                              Including Area Code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.         OTHER EVENTS

                On March 1, 2000, Merrill Lynch Mortgage Investors, Inc. ("Company") entered into a Pooling and Servicing Agreement dated as of March 1, 2000 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor; Sequoia Mortgage Funding Corporation, as mortgage loan seller ("Sequoia"); Merrill Lynch Credit Corporation, as master servicer (the "Master Servicer"); and Norwest Bank Minnesota, N.A., as trustee (the "Trustee"), providing for the issuance of the Sequoia Mortgage Trust 4, Mortgage Loan Asset Backed Certificates (the "Certificates")

                The following exhibit which relates specifically to the Certificates is included with this Current Report:

Item 7(c).      Exhibits

                10.1 Monthly Payment Date Statement relating to the distribution to Certificateholders, December 22, 2000.

                                    SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  January 5, 2001



                                            MERRILL LYNCH MORTGAGE INVESTORS,
                                            INC.


                                             By:  /s/ Michael M. McGovern
                                                --------------------------------
                                                Michael M. McGovern
                                                Secretary

                                  EXHIBIT INDEX


Exhibit Number                                                                        Page Number
--------------                                                                        -----------
10.1            Monthly Payment Date Statement relating to the distribution to
                Certificateholders, December 22, 2000 ...............................      5